FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                      Supplement dated February 28, 2007 to
                          Prospectus dated May 1, 2006


The purpose of this supplement is to advise you of the proposed liquidation of an investment option under your variable annuity contract.

LIQUIDATION OF PORTFOLIO

The Emerging Leaders Portfolio of Dreyfus Investment Portfolios ("DIP") will be liquidated, subject to shareholder approval. You will be receiving proxy materials in connection with the shareholder meeting. If approved by shareholders, the liquidation is expected to occur on or about April 30, 2007 (the "Liquidation Date").

Prior to the Liquidation Date, you may transfer your contract value currently allocated to the Emerging Leaders Portfolio to any of the investment options available under your variable annuity contract. Information concerning the available investment options is described in the prospectuses for your contract and the fund prospectuses. If you transfer the contract value from the Emerging Leaders Portfolio to another investment option, we will not charge you any transfer charge and we will not count the transfer(s) toward any limit on the number of transfers you may make each year.

If we do not receive a transfer request from you, on the Liquidation Date, we will transfer any contract value you have allocated to the Emerging Leaders Portfolio investment option to the Federated Prime Money Fund II ("Money Market Fund"). There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of transfers you may make each year. If you are enrolled in the Dollar Cost Averaging or Rebalancing Programs, your contract value invested in the Emerging Leaders Portfolio will also be transferred automatically to the Money Market Fund.

Dreyfus will bear the expense of preparing and mailing the proxy statements, and other proxy materials. Before the Liquidation Date, the portfolio intends to begin the orderly sale of its portfolio investments. Contract owners in the Emerging Leaders Portfolio will bear the expenses associated with liquidating portfolio securities. Contract owners with monies still invested in the Emerging Leaders Portfolio during this period of liquidation can therefore expect that the operating expenses of these portfolios will increase thus resulting in lower portfolio performance.